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                                                                 EXHIBIT 10.6(f)


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


                             STOCK PURCHASE WARRANT


THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR REGULATIONS PROMULGATED THEREUNDER

              WARRANT TO PURCHASE _________ SHARES OF COMMON STOCK
                              AS DESCRIBED HEREIN


Issue Date: November 14, 1995.                             Series "E" No._______
Expiration Date: September 29, 2000.


      This certifies that, for value received, _________________or his, her or its permitted successors and assigns ("HOLDER") is entitled to purchase from International Remote Imaging Systems, Inc., a Delaware corporation, (the "COMPANY") up to and including ______________ fully paid and nonassessable shares (the "WARRANT SHARES") of the Common Stock, $.01 par value per share, of the Company (the "COMMON STOCK") on the terms set forth herein at an exercise price of $7.80 per share (the "PURCHASE PRICE"). The Warrant Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

1.    EXERCISE.

      1.1 TIME FOR EXERCISE. This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on September 29, 1995 and expiring on September 29, 2000 (the "EXERCISE PERIOD").

      1.2 MANNER OF EXERCISE. This Warrant shall be exercised by delivering it to the Company with the exercise form duly completed and signed, specifying the number of shares as to which the Warrant is being exercised at that time (the "EXERCISE NUMBER"). The Holder shall simultaneously deliver to the Company cash or a certified check in an amount equal to the Exercise Number multiplied by the Purchase Price.






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      1.3   EFFECT OF EXERCISE. Promptly after any exercise, the Company shall deliver to the Holder (i) duly executed certificates in the name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and (ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Warrant Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open.

2.    TRANSFER OF WARRANTS AND STOCK.

      2.1 TRANSFER RESTRICTIONS; REGISTRATION RIGHTS. Neither this Warrant nor the securities issuable upon its exercise may be sold, transferred or pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act of 1933, as amended, and any applicable state securities laws. The Company may place a legend to that effect on this Warrant and any replacement Warrant. This Warrant is one in a series of warrants having the same terms and identified as "Series E" (the "SERIES E WARRANTS"). Upon the request of the holders of a majority of the shares issuable upon exercise of the Series E Warrants made anytime before the end of the Exercise Period, the Company will use all reasonable efforts to register for resale in accordance with the Securities Act of 1933, as amended, any shares of Common Stock issued upon exercise of the Warrants. Holder agrees to cooperate with the Company in all reasonable ways to effect such registration. The Company will use all reasonable efforts to keep such registration effective until the expiration of the Exercise Period; provided, however, that the Company will not have any obligation to amend such registration to add the shares of a Holder that declines to participate in, or provide adequate information for, the original registration.

      2.2 MANNER OF TRANSFER. Upon delivery of this Warrant to the Company with the assignment form duly completed and signed, the Company will promptly execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the number of Warrant Shares specified for each in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the number of Warrant Shares of the original Warrant. The Company may decline to proceed with any partial transfer if any new Warrant would represent the right to purchase fewer than 500 shares of Common Stock (such number to be adjusted as provided in Section 4). If this Warrant is properly assigned in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

      2.3 LOSS, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly execute and deliver a replacement Warrant of like tenor representing the right to purchase the same number of Warrant Shares.


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3.    COST OF ISSUANCES. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (a) any issuance of certificates in any name other than the name of the Holder, or (b) any transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

4.    ANTI-DILUTION PROVISIONS

      If any of the following events occur at any time hereafter during the life of this Warrant, then the Purchase Price and the Warrant Shares immediately prior to such event shall be changed as described in order to prevent dilution:

      4.1. STOCK SPLITS AND REVERSE SPLITS. If at any time (i) the outstanding shares of Common Stock are subdivided into a greater number of shares, then the Purchase Price will be reduced proportionately and the Warrant Shares will be increased proportionately, conversely, (ii) if the outstanding Common Stock is consolidated into a smaller number of shares, then the Purchase Price will be increased proportionately and the Warrant Shares will be reduced proportionately.

      4.2. DIVIDENDS. In the event the Company declares a dividend upon the Common Stock payable in its securities, at the time of subsequent exercise of this Warrant, the Company shall deliver both (i) the Shares for which exercise is made plus (ii) such securities paid as dividends as would have been previously distributed to the Holder if such exercise had been made on the date hereof. If the Company shall declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders a right to purchase new Common Stock from the proceeds of such dividend, or for an amount substantially equal to the dividend, the amount of Common Stock so offered shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend.

      4.3. EFFECT OF REORGANIZATION AND ASSET SALES. If any (i) reorganization or reclassification of the Common Stock, (ii) consolidation or merger of the Company with or into another corporation, (iii) sale of all or substantially all of its operating assets to another corporation, or (iv) sale of the Company substantially as a going concern followed by a liquidation of the Company (any such occurrence shall be an "EVENT"), is effected in such a way that holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, then upon exercise of this Warrant the Holder will have the right to receive the shares of stock, securities or assets which they would have received if such rights had been fully exercised as of the record date for such Event. The Company will not effect any Event unless prior to or simultaneously with its consummation the successor corporation resulting from the consolidation or merger (if other than the Company), or the corporation purchasing the Company's assets, assumes the performance of the Company's obligations under this Warrant (as appropriately adjusted to reflect such consolidation, merger or sale such that the Holder's rights under


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this Warrant remain, as nearly as practicable, unchanged) by a binding written instrument.

      4.4. COMPUTATIONS AND ADJUSTMENTS. Upon each computation of an adjustment under this Section 4, the Purchase Price shall be computed to the nearest cent and the number of Warrant Shares shall be calculated to the next lowest whole share. However, the fractional amount shall be used in calculating any future adjustments. No fractional shares of Common Stock shall be issued in connection with the exercise of this Warrant, but the Company shall, in the case of the final exercise under this Warrant, make a cash payment for any fractional shares based on the closing price on the date of exercise of a share of Common Stock on the American Stock Exchange (or, if not then listed or traded thereon, on the closing price on the principal exchange or system on which the Common Stock is then listed or traded, or, if not then listed or traded on such exchange or system, the mean of the closing bid and asked prices on an automated quotation system, or, if such quotations are not available, such value as may be determined in good faith by the Company's Board of Directors, which determination shall be conclusively binding on the parties). Notwithstanding any changes in the Purchase Price or the number of Warrant Shares, this Warrant, and any Warrants issued in replacement or upon transfer thereof, may continue to state the initial Purchase Price and the initial number of Warrant Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock purchasable hereunder or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing all the Warrant Shares to which the Holder is entitled after such adjustments.

5.    COVENANTS. The Company agrees that:

      5.1 RESERVATION OF STOCK. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose;

      5.2 NO LIENS, ETC. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed;

      5.3 NO DIMINUTION OF VALUE. The Company will not take any action to terminate this Warrant or to diminish it in value;

      5.4 FURNISH INFORMATION. The Company will promptly deliver to the Holder upon request copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally; and

      5.5 STOCK AND WARRANT TRANSFER BOOKS. Except upon dissolution, liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time


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close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

6.    REDEMPTION.

      6.1 OPTION TO REDEEM. At any time after commencement of the Exercise Period, the Company may, at its option, elect to redeem all (but not part) of this Warrant at $.10 (subject to adjustment in the same manner as provided in Section 4) per Warrant provided that the average closing price of the Common Stock over 30 consecutive business days exceeded $15.60 per share (subject to adjustment as provided in Section 4). For purposes of this Section 6, "closing price" shall mean the closing price per share of Common Stock on the American Stock Exchange or, if not then listed or traded thereon, on the closing price on the principal exchange or system on which the Common Stock is then listed or traded, or, if not then listed or traded on such exchange or system, the mean of the closing bid and asked prices on an automated quotation system. If the Common Stock is not so traded or listed during such 30-day period, the Company may not exercise its rights under this Section 6 to redeem the Warrant.

      6.2 NOTICE OF REDEMPTION. If the Company elects to redeem the Warrant, it shall mail a notice of redemption to the registered Holder by first class mail, postage prepaid, at his last address as reflected on the Company's records. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not actually received by the registered Holder.

      6.3 CONTENTS OF NOTICE. The notice of redemption shall specify the redemption price, a date fixed for redemption at least 15 days after the date such notice was sent, the place where the Warrant Certificate shall be delivered and the redemption price shall be paid, and that the right to exercise the Warrant shall terminate at 5:00 p.m., Los Angeles time, on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrant shall be the "REDEMPTION DATE."

      6.4 EFFECT OF REDEMPTION. Any right to exercise a Warrant shall terminate at 5:00 p.m., Los Angeles time, on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Holder shall have no further rights except to receive, upon surrender of the Warrant, the redemption price.

7.    STATUS OF HOLDER.

      7.1 NOT SHAREHOLDER. Unless the Holder exercises this Warrant in writing, the Holder shall not be entitled to any rights (i) as a stockholder of the Company with respect to the shares as to which the Warrant is exercisable including, without limitation, the right to vote or receive dividends or other distributions, or (ii) to receive any notice of any proceedings of the Company except as otherwise provided in this Warrant.

      7.2 LIMITATION OF LIABILITY. Unless the Holder exercises this Warrant in writing, the Holder's rights and privileges hereunder shall not give rise to any liability for the Purchase Price or as a stockholder of the Company, whether to the Company or its


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creditors.

8.    GENERAL PROVISIONS.

      8.1 COMPLETE AGREEMENT; MODIFICATIONS. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties hereto.

      8.2 ADDITIONAL DOCUMENTS. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

      8.3 NOTICES. Except as otherwise provided herein, all notices under this Warrant shall be in writing and shall be delivered by personal service or telecopy or certified mail (if such service is not available, then by first class mail), postage prepaid, to the Company's principal business address, and the Holder's last address as set forth in the Warrant transfer records of the Company. Any notice sent by certified mail shall be deemed to have been given three (3) days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

      8.4 NO THIRD-PARTY BENEFITS; SUCCESSORS AND ASSIGNS. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

      8.5 GOVERNING LAW. This Agreement will be governed by Delaware substantive law, regardless of the choice of law provisions of any jurisdiction.


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      8.6   WAIVERS STRICTLY CONSTRUED. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

      8.7 SEVERABILITY. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

      8.8 ATTORNEYS' FEES. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Warrant or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court costs incurred by reason of such litigation.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer.


                                    INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.



Dated:  _________ ___, 1995         By:_______________________________
                                               Fred H. Deindoerfer
                                    President


ATTEST:



-------------------------
Eduardo Benmaor
Secretary


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                                SUBSCRIPTION FORM


                        (To be executed if Holder desires
                      to exercise the Warrant Certificate)


      The undersigned hereby irrevocably exercises this Warrant to purchase ____________ shares of Common Stock and herewith makes payment of $___________ in payment of the Purchase Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Company and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.



               Name____________________________________________
                                  (Please Print or Type)

               Address__________________________________________


               City, State and Zip Code____________________________

               Taxpayer Identification
                 or Social Security Number_________________________




Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

      The signature to the foregoing Subscription Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


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                             WARRANT ASSIGNMENT FORM


              (To be executed by the Holder if such Holder desires
                      to transfer the Warrant Certificate.)


      FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers to:



               Name____________________________________________
                                      (Please Print)

               Address__________________________________________


               City, State and Zip Code____________________________

               Taxpayer Identification
                 or Social Security Number_________________________


the right to purchase up to ____________________ Warrant Shares represented by this Warrant Certificate and does hereby irrevocably constitute and appoint

______________________________________________________________ to transfer said
Warrant on behalf of the Company, with full power of substitution in the premises.



Dated:________________                      ____________________________________
                                            Signature of Registered Holder



                                     NOTICE

      The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.